Confidential Materials omitted and filed separately with the
Securities and Exchange Commission. Double asterisks denote omissions.
Exhibit 10.3

Collaborative Research Agreement
This Collaborative Research Agreement (“Agreement”) is made and entered into this 30th day of September, 2015 (the “Commencement Date”) by and between National Taiwan University at No. 1, Sec. 4, Roosevelt Road, Taipei, 10617 Taiwan (R.O.C) (hereinafter “NTU”) and Agilis Biotherapeutics, LLC, a Delaware limited liability company duly organized under law and having an address at 245 First St, Suite 1800, Cambridge, MA, 02142 USA (hereinafter “COMPANY”). The Parties do hereby mutually agree the terms and conditions set forth below.

1	Mutual Covenant
COMPANY hereby agrees to consign NTU and its designated investigator Dr. Wuh-Liang (Paul) Hwu (“Principal Investigator”) to carry out a certain Project (hereinafter referred to as “the Project”), and NTU agrees to use commercially reasonable efforts to perform the Project as defined in Annex 1, which is incorporated into this Agreement and made a part hereof.

2	Term of the Research
This Project shall be carried out starting from September 30, 2015, (“Effective Date”) and remain in effect until September 30, 2017 (the “Term”).

3	Research Cost and Payment

3.1
It is agreed to and understood by the parties that NTU shall be paid for the Project and the amount shall be US$[**] (hereinafter “Research Cost”). [**] percent ([**]%) of Research Cost (US$[**]) is for executing the research outlined in Annex 1, and [**] percent ([**]%) of Research Cost (US$[**]) is for NTU’s overheads. Additionally, Agilis shall support [**].

3.2	The Research Cost shall be paid by following installment:

3.2.1	US$ [**] shall be payable within [**] after the Effective Date of this Agreement.

3.2.2	US$[**] shall be payable [**] within [**] upon reaching milestones [**].

3.2.3	US$ [**] shall be payable within [**] after [**].

3.3
Unless otherwise explicitly stated in this Agreement, The COMPANY grants the Principal Investigator the right to make all decisions on the usage of Research Cost including but not limited to Principal Investigator’s personal cost, staff, consumables, equipment, testing, and other costs towards successful execution of the Project, provided the COMPANY is informed of the decision to be made by the Principal Investigator and the decisions do not affect the focus or objectives of the Project as outlined in Annex 1 or the clinical study protocol outlined in Annex 2.

4	Dispense of Payment
The COMPANY will dispense payment according to this Agreement and NTU will confirm receipt of each payment via email.

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5	Extension of Term
After COMPANY’S written approval, the Term may be automatically extended for a maximum of one (1) year for one time. NTU shall not request COMPANY to compensate any costs arising from the extension of Term.

6	Progress of Research
COMPANY shall be entitled to request NTU or Principal Investigator, if necessary, to present oral presentation with relevant information according to its progress. COMPANY shall be entitled to designate certain representatives and dispatch them to NTU’s premises to inspect the condition of the execution of the research, including data and clinical trial forms and reports. In this regard, NTU and the Principal Investigator shall provide relevant assistance in due course. The COMPANY will be responsible for all expenses related to, but not limited to, airfare, traveling and accommodation.

7	NTU owns the facilities purchased by NTU with the payment from COMPANY. NTU may enroll the facilities as national property and manage in compliance with National Property Act.

8	Intellectual Property Rights

8.1
Any patent rights, copyrights, rights in circuit layouts and other intellectual property rights of the research result developed or potentially obtained by NTU pursuant to this Agreement and the Principal Investigator (herein after as “Research Result”) shall be solely owned by NTU.

8.2
COMPANY shall not apply for registrations of the aforesaid patent rights, copyrights, rights in circuit layouts and other intellectual property rights with the government authorities, unless with NTU’s consent or with NTU’s abandonment of the right to register.

8.3	NTU shall bear the expense incurred by such applications for registrations, while Company shall provide all requisite assistance to obtain the aforesaid rights.

8.4
NTU hereby grants the Company a Right of First Refusal for an Exclusive, Royalty-bearing License in all territories of the world, which shall be in effect for the entire Term, including any extensions under Section 5 of this Agreement. After the end of the Term as defined in Sections 2 and 5 of this Agreement, the COMPANY shall have [**] from written notice from NTU to accept or decline the Exclusive, Royalty-bearing License. If the COMPANY chooses to decline the Exclusive, Royalty-bearing License, NTU is free to license the Research Result to other parties without any obligation to the COMPANY. COMPANY may choose to accept the Exclusive, Royalty-bearing License at any time during the Term of this Agreement including any extensions under Section 5 of this Agreement. If the COMPANY chooses to accept the Exclusive, Royalty-bearing License, the parties shall negotiate in good faith for a period of up to [**] to reach agreement on the terms of the Exclusive, Royalty-bearing License; and the terms of the Exclusive, Royalty-bearing License provided for under the Right of First Refusal shall include the following:

8.4.1	Territory: All countries of the World

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8.4.2	Field: All fields

8.4.3	License Term: 20 years

8.4.4
Licensed Technology: All intellectual property (including patents and patent applications), data, CMC records, documents, materials and know-how pertaining to the AADC gene therapy product and otherwise relating to the Research Results,

8.4.5	Royalty: A royalty-bearing license based on Net Sales of the AADC gene therapy product in the Territory. The Royalty on Net Sales shall be [**] percent ([**]%).

8.4.6	Up-front payments, milestone payments and funding for Phase III (or pivotal trial).

8.4.6.1
Upon signing the Exclusive, Royalty-bearing License, Company shall pay NTU and up-front fee of US$[**]. In addition, upon signing the Exclusive, Royalty-bearing License, Agilis shall commit to funding the proposed Phase III clinical study in AADC deficiency using the Technology of an estimated [**] subjects. The study will be conducted at least in part in Taiwan; however, for purposes of enabling registration in other territories, the Phase III clinical study may also be conducted in other countries as well.

8.4.6.2	Upon [**], Company shall pay NTU a milestone fee of US$[**].

8.4.6.3	Upon [**], Company shall pay NTU a milestone fee of US$[**].

8.4.6.4	Upon [**], Company shall pay NTU US$[**].

8.4.6.5	Milestones: NTU and Principal Investigator shall conduct the Project in accordance with Annex 1, wherein specific Milestones are noted.

8.4.7
License Maintenance Fee. Beginning on the first anniversary of the Effective Date of the Exclusive Royalty-bearing License and for each anniversary thereafter, Company will pay NTU the following annual maintenance fees:

8.4.7.1	US$[**] on the [**] anniversaries;

8.4.7.2	US$[**] on the [**] anniversaries;

8.4.7.3	US$[**] on the [**] anniversaries; and

8.4.7.4	US$[**] for the [**] and each anniversary thereafter until the 20th anniversary.

8.4.7.5	Yearly maintenance fees are nonrefundable, but are creditable against royalties payable.

8.4.8
Royalty and Maintenance Fee Term. The Maintenance Fees noted in Section 8.4.7 and the Royalty noted in Section 8.4.5 shall be in effect for a period of 20 years from the date of execution of the Exclusive, Royalty-bearing License.

8.4.9
Sub-licenses: The Company shall have the right to grant sublicenses through all tiers. In the event Agilis is paid any sub-licensing fee, Agilis shall pay NTU [**]% of any up-front fee and [**]% of any milestone fee, but that fees paid to Agilis for R&D shall not be subject to the sub-licensing fees.

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8.4.10	Patents: The Parties shall define responsibilities for prosecuting and maintaining patents and patent applications, if any.

9	Result of Research

9.1
NTU and the Principal Investigator shall submit the result of research according to stipulated schedule specified in Project, or proceed accordingly with the following steps if there is no requirement in Project.

9.1.1	NTU and the Principal Investigator shall submit to COMPANY two copies of the mid-term report of the research within [**] from the Effective Date of the Term as specified in article 2.

9.1.2	NTU and the Principal Investigator shall submit to COMPANY two copies of a final report of the research result within [**] after the Term of the research expires as specified in article 2.

10	Termination and Force Majeure

10.1
In the event either party fails to materially comply with this Agreement or breaches any article of this Agreement, the other party shall give such party thirty (30) days for remedy with a written notice. If such party fails to correct its own default within thirty (30) days, the non-default party shall be entitled to terminate this Agreement by a respective written notice.

10.2
Termination by Company. Company may terminate this Agreement upon 60 days written notice, if NTU has committed the following breaches and failed to cure the breaches within [**] following written notice by Company to NTU:

10.2.1	NTU fails to execute its responsibility stated in Annex 1, 2, 3 and 4;

10.3
Termination by NTU. NTU may terminate this Agreement upon 60 days prior written notice, if Company has committed the following breaches and failed to cure the breaches within [**] following written notice by NTU to Company:

10.3.1	Company is delinquent on any report or payment;

10.3.2	Company is not diligently developing and commercializing Licensed Product in accordance with agreed upon milestones;

10.3.3	Company is in material breach of any provision; or

10.3.4	Company provides any false report and has failed to correct any inaccuracies in such report.

10.4
Upon the termination at COMPANY’S option, NTU shall return the payment which has not been consumed in the Project to COMPANY without accrued interest. The COMPANY will pay any related additional non-cancellable costs NTU incurred as of the date of termination by COMPANY. The COMPANY may suspend any further payment henceforth.

10.5
In the event that the performance of any obligation under this Agreement by a party is prevented due to acts of God, governmental acts or decisions to act or not to act, wars, hostilities, blockades, civil disturbances, revolutions, strikes, lockouts, fire, typhoons, tidal waves, flood or any other causes beyond the reasonable control of such party, such party shall not be responsible to the other party for failure or delay of performance of its obligations under this Agreement.

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11	Warranty

11.1	NTU shall be relieved from any warranties including but not limited to the availability or merchantability of the Research Result unless otherwise expressly specified in this Agreement.

11.2
NTU and the Principal Investigator warrants that any information and/or documents related to the Research Project are developed by itself, and warrant that the Project will be conducted in accordance with Annex 1.

12	Indemnity of Infringement

12.1
Both parties agree to defend any claims or suits brought against COMPANY based upon a claim that any of the products produced based on the invention of this Agreement and made by COMPANY infringe any patent, copyright, mask work or other intellectual property right. COMPANY shall promptly notify NTU of any such claims and shall provide reasonable and sufficient assistance in connection with defending such claim to secure mutual benefits. NTU shall not be held responsible for any tort against COMPANY or any third party in connection with such infringement. Should COMPANY be involved in such a suit, NTU shall provide all information, documents and materials available for the defense.

12.2
If any patent rights, copyrights, rights in circuit layouts and any other intellectual rights developed by this Research Project are infringed, COMPANY shall immediately notify NTU when asserting its own rights or bringing proper claims or actions against the infringing party. NTU and the Principal Investigator shall assist COMPANY to undergo all necessary procedures or litigation to protect the relevant intellectual property rights to secure the mutual benefits.

13	Confidentiality
Any information related to the Research Result and the terms of this Agreement itself will be considered Confidential Information. COMPANY agrees not to disclose to any third parties any and all confidential information without prior written approval from NTU. COMPANY shall demand all members involved in this Research Project comply with this provision in safeguarding the confidential information. Any party or any member involved in this Research Project found to breach this clause shall, at its own expenses, indemnify any and all damages sustained and costs incurred arising from the breach of this confidentiality obligation.

14	Non-Competition Clause
The Principal Investigator may not be employed or retained by any third party during the Research Term to get involved with any work whose approach is substantially the same as this Research Project at stated in Annex 1, 2, 3 and 4. Mutual consent between the Principal Investigator and the COMPANY shall be reached to resolve any related issue that may arise.

15	Assignment of Rights and Obligations
Neither party shall not assign or transfer any of its rights or obligations contemplated herein to any third party without the prior written consent of the other party, provided

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however, that the Company shall be entitled to assign or transfer any of its rights or obligations hereunder to a third party in connection with a merger, acquisition, other business combination or the Company’s sale of all or substantially all of its securities or assets.

16	Modification of Research Project
This Agreement shall be subject to change or modification by mutual agreement if and when necessary, however, the development and expense of the Research Project shall be adjusted upon the Parties’ agreement. If no such agreement is available, either party may terminate this Agreement by a written notice to the other party without incurring any damages arising from such termination. Under such circumstance, COMPANY shall not request from NTU reimbursement of the money already consumed in the Research Project, however, NTU shall return the payment which has not been consumed in the Research Project to COMPANY without accrued interests. The COMPANY will pay any related additional non-cancellable costs NTU incurred as of the date of termination by the Company.

17	Effective Date

17.1	This Agreement shall not become effective until it is executed by the Parties and will be effective on the first date of the Research project as specified in article 2.

17.2
NTU’s obligations contemplated in this Agreement shall survive the expiration or termination of this Agreement except for the following clauses: article 10, article 12, article 13, article 14, article 15 and article 17.

18	Jurisdiction
In the event that any dispute should arise out of or in connection with this Agreement, the Parties mutually agree to choose Taiwan Taipei District Court as the court of competent jurisdiction at first instance.

19	Entire Agreement

19.1
This Agreement with its appendix constitutes the entire and final agreement between the Parties with respect to the subject matter addressed herein. Accordingly, all prior and contemporaneous agreements, understandings, conditions, warranties and representations of any kind, oral or written, are hereby superseded and canceled by this Agreement.

19.2	The appendix shall have the same force and effect as the main Agreement. In the event there is any conflict between the appendix and the main Agreement, the main Agreement shall prevail.

19.3	This Agreement shall be modified or amended with mutual agreement.

19.4	In the event one or part of the clauses in this Agreement is deemed to be invalid by the Court, all other rights, obligations, and provisions of this Agreement shall remain in full validity.

20	Copies of the Agreement

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This Agreement contains one format of three original copies and three duplicates. The Parties and the Principal Investigator shall each hold one copy. NTU shall hold two duplicates and COMPANY shall hold one duplicate.
IN WITNESS WHEREOF, both NTU and COMPANY have executed this Agreement, in duplicate originals, by their respective and duly authorized officers on the day and year written.
[Signature Page to Follow]
NTU:    COMPANY:
NATIONAL TAIWAN UNIVERSITY    Agilis Biotherapeutics, LLC
By:/s/ Pan-Chyr Yang        BY: /s/ Mark J. Pykett
(Signature)        (Signature)
NAME: Pan-Chyr Yang        NAME: Mark J. Pykett
(in Print)        (in Print)
TITLE: President        TITLE: President and CEO
DATE: Sep. 30, 2015        DATE: Sep. 30, 2015
Principal Investigator:
BY: /s/ Wuh-Liang (Paul) Hwu
(Signature)
NAME: Wuh-Liang (Paul) Hwu
(in Print)
TITLE: Professor
DATE:

Annex 1
Project
Title: AADC Deficiency Gene Therapy
Abstract: See Annex 2
Period of Performance: October 1, 2015, to September 30, 2017.
Funding: In accordance with Paragraph 3.1 of this Agreement, COMPANY will provide US$[**] in funding to NTU for the Research Costs for the AADC Deficiency Gene Therapy project. Also in accordance with Paragraph 3.12, [**] percent ([**]%) (US$[**]) of Research Cost is for executing the research outlined in Annex 1 and summarized in Paragraph iv below, and [**] percent ([**]%) (US$[**]) of Research Cost is for NTU’s overheads. All payments will be made in accordance with Table I below.
Fees Funding of US$[**] shall be payable in connection with the milestones specified in Table I below.
i.    US$[**] shall be payable within [**] after the Effective Date of this Agreement being duly signed by the parties.
ii.    US$[**] shall be payable [**] within [**] upon reaching milestones [**].
iii.    US$ [**] shall be payable within [**] after [**].
iv.    The budget for Research Costs shall cover the following:
Clinical study:
[**] subjects at US$[**] (approximately NT$[**]) per the protocol included in Annex 2.
Clinical study monitoring by a qualified Contract Research Organization (CRO) at up to US$[**] (approximately NT$[**]).
Study coordinator: An NTU employee for clinical trial management at US$[**] per year, or US$[**] for [**].
NTU overhead at US$[**].
v.    Additionally, Agilis shall also pay for activities pursued by NTU and Dr. Hwu with the University of Florida or other contractors outside of this Agreement in support of the AADC gene therapy program entailing the following work:
[**]
NTU and Agilis shall collaborate to solicit proposals from qualified independent contractors for the rodent biodistribution study and to mutually agree to and select the contractor for this work. NTU and Agilis shall jointly negotiate with the independent contractor to finalize the project plan and budget. NTU shall be the party to engage the selected contractor. Agilis shall pay the agreed-to contract costs directly to the contractor per the contractor’s budget and proposal. NTU shall retain all data and reports for this work, and Agilis shall have access to all data and reports.
Research Working Model

•	This is a collaborative research project with Professor Wuh-Liang (Paul) Hwu at the National Taiwan University.

•	The lead COMPANY scientist is Mark Pykett. Project meeting and updates will be scheduled.
Principal Investigator:
NTU - Dr. Wuh-Liang (Paul) Hwu
National Taiwan University
Taipei, Taiwan
Telephone: +886-         ext
Email:
COMPANY Technical Contact:
COMPANY - Dr. Mark Pykett
Title: President and CEO
Tel: [**]
Email: [**]
Statement of Work:
Principal Investigator shall oversee the following specific aims and Milestones:
[**].

Table I: Milestone Chart and Schedule

Milestone	Payment
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

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Annex 2
Phase II clinical study protocol
(The draft version will be subjected to revision according regulatory authorities’ review; This contract will be conducted according to the approved version).
Protocol Synopsis

I. Protocol title: A clinical trial for treatment of aromatic-L-amino acid decarboxylase (AADC) deficiency using AAV2-hAADC - An expansion
II. Objectives: This study is to prove the safety and efficacy of AAV2-hAADC treatment for patients with Aromatic L-amino acid decarboxylase (AADC) deficiency.
III. Test drug: 1. Name: AAV2-hAADC (Lot # [**]) [**]
Confidential materials omitted and filed separately with the Securities and Exchange Commission. A total of 3 pages were omitted. [**]

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Annex 3
Stability Studies
Scope of Work and Quote for Service by [**]
Date: October 31, 2014
Prepared by: [**]
This Service Agreement is for the Quality Control Testing of rAAV2-CMV-hAADC [**] by the Powell Gene Therapy Center (PGTC), University of Florida. Testing will occur [**]. Testing will be performed according to a [**]. Testing will be [**]. Testing will [**].
Fixed Fee:    $ [**]
Note: [**]
Total Cost: $ [**]
Sponsor agrees to pay UF said fixed fee in accordance with the following schedule: invoice will be sent at least [**] prior to testing initiation. To be paid within [**] of invoice.
Costs Not Included: Any activities outside the scope of this contract will be negotiated as a separate charge and invoiced accordingly.
Payment shall be made to the University of Florida and remitted to the following address:
Office of Contracts and Grants
123 Grinter Hall
PO Box: 113001
Gainesville, FL 32611-3001
Investigators: The following are designated as Investigators for the purposes of this Agreement. The Investigators will be responsible for the technical matters of the work plan as outlined in Exhibit A.
For UF: [**]
University of Florida
Pediatrics / CHRI
1200 Newell Drive
ARB RG 187
Gainesville, FL 32610
Telephone: [**]

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Annex 4
Representative [**] study and budget required for [**]
NTU and Agilis shall collaborate to solicit proposals from qualified independent contractors for the [**] study and to mutually agree to and select the contractor for this work. NTU and Agilis shall jointly negotiate with the independent contractor to finalize the project plan and budget. NTU shall be the party to engage the selected contractor. Agilis shall pay the agreed-to contract costs directly to the contractor per the contractor’s budget and proposal. NTU shall retain all data and reports for this work, and Agilis shall have access to all data and reports.

Proposed Budget for AADC-002 Hwu UNIVERSITY OF FLORIDA GENE THERAPY CENTER NGVL TOXICOLOGY CENTER

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 3 pages were omitted. [**]

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Annex 5
[**] Testing

Note: Price valid until [**]
Assay	Assay Code	Cost/sample	# samples	Shipping	Total Cost
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]

[**]	[**]

[**]	[**]

[**]	[**]

TOTAL DIRECT COST	[**]
INDIRECT [**]%	[**]
total fixed cost	[**]

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Amendment 1
Title: Collaborative Research Agreement
Effective Date: Amendment approval
Original Protocol Statement
3)    Research Cost and Payment

3.1
It is agreed to and understood by the parties that NTU shall be paid for the Project and the amount shall be US$[**] (hereinafter “Research Cost”). [**] percent ([**]%) of Research Cost (US$[**]) is for executing the research outlined in Annex 1, and [**] percent ([**]%) of Research Cost (US$[**]) is for NTU’s overheads. Additionally, Agilis shall support [**].

3.2	The Research Cost shall be paid by following installment:

3.2.1	US$ [**] shall be payable within [**] after the Effective Date of this Agreement.

3.2.2	US$[**] shall be payable [**] within [**] upon reaching milestones [**].

3.2.3	US$ [**] shall be payable within [**] after [**].
Amended Protocol Statement
3)    Research Cost and Payment

3.1
It is agreed to and understood by the parties that NTU shall be paid for the Project and the amount shall be US$[**] (hereinafter “Research Cost”). [**] percent ([**]%) of Research Cost (US$[**]) is for executing the research outlined in Annex 1, and [**] percent ([**]%) of Research Cost (US$[**]) is for NTU’s overheads. Additionally, Agilis shall support [**].

3.2	The Research Cost shall be paid by following installment:

3.2.1	US$ [**] shall be payable within [**] after the Effective Date of this Agreement.

3.2.2	US$[**] shall be payable [**] within [**] upon reaching milestones [**].

3.2.3	US$ [**] shall be payable within [**] after [**].
Reason for Change
Agilis will contract directly with an appropriate third party contract research organization to facilitate clinical trial monitoring of the Phase IIb study.
Original Protocol Statement
Annex 1
Project
Title: AADC Deficiency Gene Therapy
Abstract: See Annex 2
Period of Performance: October 1, 2015, to September 30, 2017.

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Funding: In accordance with Paragraph 3.1 of this Agreement, COMPANY will provide US$[**] in funding to NTU for the Research Costs for the AADC Deficiency Gene Therapy project. Also in accordance with Paragraph 3.12, [**] percent ([**]%) (US$[**]) of Research Cost is for executing the research outlined in Annex 1 and summarized in Paragraph iv below, and [**] percent ([**]%) (US$[**]) of Research Cost is for NTU’s overheads. All payments will be made in accordance with Table I below.
Fees Funding of US$[**] be payable in connection with the milestones specified in Table I below.
i.    US$[**] shall be payable within [**] after the Effective Date of this Agreement being duly signed by the parties.
ii.    US$[**] shall be payable [**] within [**] upon reaching milestones [**].
iii.    US$ [**] shall be payable within [**] after [**].
iv.    The budget for Research Costs shall cover the following:
Clinical study:
[**] subjects at US$[**] (approximately NT$[**]) per the protocol included in Annex 2.
Clinical study monitoring by a qualified Contract Research Organization (CRO) at up to US$[**] (approximately NT$[**]).
Study coordinator: An NTU employee for clinical trial management at US$[**] per year, or US$[**] for [**].
NTU overhead at US$[**].
v.    Additionally, Agilis shall also pay for activities pursued by NTU and Dr. Hwu with the University of Florida or other contractors outside of this Agreement in support of the AADC gene therapy program entailing the following work:

•	[**].
NTU and Agilis shall collaborate to solicit proposals from qualified independent contractors for the rodent biodistribution study and to mutually agree to and select the contractor for this work. NTU and Agilis shall jointly negotiate with the independent contractor to finalize the project plan and budget. NTU shall be the party to engage the selected contractor. Agilis shall pay the agreed-to contract costs directly to the contractor per the contractor’s budget and proposal. NTU shall retain all data and reports for this work, and Agilis shall have access to all data and reports.
Research Working Model

•	This is a collaborative research project with Professor Wuh-Liang (Paul) Hwu at the National Taiwan University.

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•	The lead COMPANY scientist is Mark Pykett. Project meeting and updates will be scheduled.
Principal Investigator:
NTU – Dr. Wuh-Liang (Paul) Hwu
National Taiwan University
Taipei, Taiwan
Telephone: +886-______ ext ___
Email: ______________
COMPANY Technical
Contact: COMPANY – Dr. Mark Pykett
Title: President and CEO
Tel: +1-617-444-8706
Email: mpykett@agilisbio.com
Statement of Work:
Principal Investigator shall oversee the following specific aims and Milestones:
[**]
Table I: Milestone Chart and Schedule

Milestone	Payment
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

Amended Protocol Statement
Annex 1
Project
Title: AADC Deficiency Gene Therapy
Abstract: See Annex 2
Period of Performance: October 1, 2015, to September 30, 2017.
Funding: In accordance with Paragraph 3.1 of this Agreement, COMPANY will provide US$[**] in funding to NTU for the Research Costs for the AADC Deficiency Gene Therapy project. Also in accordance with Paragraph 3.12, [**] percent ([**]%) (US$[**]) of Research Cost is for executing the research outlined in Annex 1 and summarized in Paragraph iv below, and [**]

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percent ([**]%) (US$[**]) of Research Cost is for NTU’s overheads. All payments will be made in accordance with Table I below.
Fees Funding of US$[**] be payable in connection with the milestones specified in Table I below.
i.    US$[**] shall be payable within [**] after the Effective Date of this Agreement being duly signed by the parties.
ii.    US$[**] shall be payable [**] within [**] upon reaching milestones [**].
iii.    US$ [**] shall be payable within [**] after [**].
iv.    The budget for Research Costs shall cover the following:
Clinical study:
[**] subjects at US$[**] (approximately NT$[**]) per the protocol included in Annex 2.[**]Study coordinator: An NTU employee for clinical trial management at US$[**] per year, or US$[**] for [**].
NTU overhead at US$[**].
Agilis shall separately contract with and pay for clinical study monitoring by a qualified Contract Research Organization (CRO) for the Phase IIb study supported by the sponsored research and outlined in Annexes 1 and 2 at its own costs of to US$[**] (approximately NT$[**]).
v.    Additionally, Agilis shall also pay for activities pursued by NTU and Dr. Hwu with the University of Florida or other contractors outside of this Agreement in support of the AADC gene therapy program entailing the following work:
[**]

NTU and Agilis shall collaborate to solicit proposals from qualified independent contractors for the rodent biodistribution study and to mutually agree to and select the contractor for this work. NTU and Agilis shall jointly negotiate with the independent contractor to finalize the project plan and budget. NTU shall be the party to engage the selected contractor. Agilis shall pay the agreed-to contract costs directly to the contractor per the contractor’s budget and proposal. NTU shall retain all data and reports for this work, and Agilis shall have access to all data and reports.
Research Working Model

•	This is a collaborative research project with Professor Wuh-Liang (Paul) Hwu at the National Taiwan University.

•	The lead COMPANY scientist is Mark Pykett. Project meeting and updates will be scheduled.

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Principal Investigator:
NTU – Dr. Wuh-Liang (Paul) Hwu
National Taiwan University
Taipei, Taiwan
Telephone: +886-______ ext ___
Email: ______________
COMPANY Technical Contact:
COMPANY – Dr. Mark Pykett
Title: President and CEO
Tel: [**]
Email: mpykett@agilisbio.com
Statement of Work:
Principal Investigator shall oversee the following specific aims and Milestones:
[**].
Table I: Milestone Chart and Schedule

Milestone	Payment
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

Reason for Change
Agilis will contract directly with an appropriate third party contract research organization to facilitate clinical trial monitoring of the Phase IIb study.

(signature)        Date
National Taiwan University
Representative:
Address: No. 1, Section 4, Roosevelt Road, 106 Taipei City

Paul Wuh-Liang Hwu, M.D., Ph.D.        Date
Sponsor
National Taiwan University Hospital

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/s/ Mark J. Pykett        July 6, 2016
Mark J. Pykett, V.M.D., Ph.D.        Date
CEO
Agilis Biotherapeutics

Collaborative Research Agreement
Amendment 2
This Amendment 2 is made and entered into as of the last date signed below (the “Amendment 2 Effective Date”) to that certain Collaborative Research Agreement dated September 30, 2015 (as amended, the “Agreement”) by and between National Taiwan University at No. 1, Sec. 4, Roosevelt Road, Taipei, 10617 Taiwan (R.O.C) (hereinafter “NTU”) and Agilis Biotherapeutics, LLC, a Delaware limited liability company duly organized under law and having an address at 245 First St, Suite 1800, Cambridge, MA, 02142 USA (hereinafter “COMPANY”). Capitalized terms herein shall have the meaning ascribed to them in the Agreement.
Per the terms of Section 5 of the Agreement, the COMPANY and NTU hereby agree to a one year extension of the Term from September 30, 2017 to September 30, 2018.

AGILIS BIOTHERAPEUTICS, LLC By: /s/ Mark J. Pykett Authorized Signature Mark J. Pykett, VMD, PhD, CEO December 20, 2016 Date	NATIONAL TAIWAN UNIVERSITY By: Authorized Signature Printed Name & Title Date

Collaborative Research Agreement
Amendment 3
This Amendment 3 is made and entered into as of the last date signed below (the “Amendment 3 Effective Date”) to that certain Collaborative Research Agreement dated September 30, 2015 (as amended , the “Agreement”) by and between National Taiwan University at No. 1 , Sec. 4, Roosevelt Road, Taipei, 10617 Taiwan (R.O.C) (hereinafter “NTU”) and Agilis Biotherapeutics, Inc., a Delaware corporation duly organized under law and having an address at 245 First St, Suite 1800, Cambridge , MA, 02142 USA (hereinafter “COMPANY”). Capitalized terms herein shall have the meaning ascribed to them in the Agreement.
Per the terms of the Agreement, the COMPANY and NTU hereby agree to add a [**] subject to the AADC Phase II clinical study to be enrolled under and treated by the existing Phase II clinical protocol, and requiring all appropriate patient consents, including the signing of an informed consent form, for an added cost of US$[**] (approximately [**] NTD).

AGILIS BIOTHERAPEUTICS By: /s/ Mark J. Pykett Authorized Signature Mark J. Pykett, VMD, PhD, CEO June 12, 2017 Date	NATIONAL TAIWAN UNIVERSITY By: /s/ Ching Ray Chang Authorized Signature Printed Name & Title Date:

Collaborative Research Agreement
Amendment 4
This Amendment 4 is made and entered into as of the last date signed below (the “Amendment 4 Effective Date”) to that certain Collaborative Research Agreement dated September 30, 2015 (as amended, the “Agreement”) by and between National Taiwan University at No. 1, Sec. 4, Roosevelt Road, Taipei, 10617 Taiwan (R.O.C) (hereinafter “NTU”) and Agilis Biotherapeutics, a Delaware corporation duly organized under law and having an address at 245 First St, Suite 1800, Cambridge, MA, 02142 USA (hereinafter “COMPANY”). Capitalized terms herein shall have the meaning ascribed to them in the Agreement.
Per the terms of Section 5 of the Agreement, the COMPANY and NTU hereby agree to a three year extension of the Term from October 1, 2017 to September 30, 2020. This Amendment 4 supersedes Amendment #2 (which was a one-year, no cost extension from September 30, 2017 to September 30, 2018).
Research Technical Objectives of Amendment 4:
[**]
Budget:

•
Per Section 3.1 of the Agreement, it is agreed to and understood by the parties that NTU shall be paid for the Project and the amount of Amendment #4 for the Research Cost shall be approximately NTD [**] for executing the Research and Technical Objectives outlined above in this Amendment #4.    [**] percent ([**]%) of Research cost in the amount is for the Technical Objectives, and [**] percent ([**]%) of Research Cost is for NTU’ s overheads.

•
Per Section 3.2 of the Agreement, the Research Cost shall be paid by following installment Payments on the agreed budget shall be made to NTU in [**] installments in NTD as follows, subject to the Technical Objectives being met

•	Year one: approximately [**] at within [**] of signing Amendment #4 and [**].

•	Year two: approximately [**] at [**].

•	Year three: approximately [**] at [**] and within [**] of the September 30, 2020 contract end.

AGILIS BIOTHERAPEUTICS By: /s/ Mark J. Pykett Authorized Signature Mark J. Pykett, VMD, PhD, CEO September--, 2017 Date	NATIONAL TAIWAN UNIVERSITY By: /s/ Teiwei Kwo Authorized Signature Printed Name & Title Date

Study				case number	test per year	unit price (NTD)	Cost per year (NTD)	Total Cost 3 years (NTD)
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